UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2009

Nuveen Georgia Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

July 23, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio managers Scott Romans and Daniel Close examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Funds. Scott, who has eight years of investment experience, began managing the Louisiana Fund in 2003. Dan has nine years of investment experience and began managing the Georgia, North Carolina and Tennessee Funds in 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2009?

For significant stretches of the reporting period – especially the final four months of 2008 – it was an extraordinarily difficult time for the municipal bond market. Overall, the period was characterized by a rapidly weakening economy. After posting an annual growth rate of 2.8% in the second quarter of 2008, the U.S. economy – as indicated by gross domestic product (GDP), a measure of national economic output – fell by an annualized 0.5% in the third quarter of 2008, 6.3% in the final quarter of 2008, and 5.5% in the first quarter of 2009. This was the worst economic performance seen in the United States in more than 50 years. The ongoing housing slump continued to trouble the economy, with the average home price falling 18.1% nationally between April 2008 and April 2009, pushing home values to mid-2003 levels.

As the economy weakened, unemployment rose. The national jobless rate was 9.4% in May 2009, up from 8.9% the previous month and 5.5% the previous May. Between the start of the recession in December 2007 and May 2008, more than six million jobs were lost, according to the U.S. Bureau of Labor Statistics.

At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 27% drop in energy prices, fell 1.3% on a year-over-year basis as of May 2009. It was the largest twelve-month decline since 1950. The core CPI (which excludes food and energy prices) rose 1.8% during this same period, below the Federal Reserve’s (Fed) unofficial target of 2.0%.

In this environment, a credit crunch developed, as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found it more difficult to refinance debt. Among the casualties, one of the most prominent was investment bank Lehman Brothers, whose fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the fall 2008 downturn stronger, as nervous investors flocked to what they believed was the most resilient segment of the financial markets.

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial-industry rescue package in October 2008. It was followed

2	Nuveen Investments

by a $787 billion economic stimulus package in February 2009. The Fed also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained for much of the period – thanks in large part to declining energy prices – the Fed cut interest rates repeatedly in 2008. Starting the period at a target rate of 2%, the central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0 – 0.25%. In March 2009, the Fed announced plans to buy $300 billion in Treasury securities in an effort to improve credit market conditions. The Fed also planned to purchase an additional $750 billion of agency mortgage-backed securities to bolster the housing market.

During the period, the nation’s financial institutions and markets experienced significant turmoil and saw reduced demand for many types of securities, leading to declines in their valuations. Municipal bonds and the mutual funds that invest in them were no exception. Their prices declined sharply while their yields, which move in the opposite direction, rose accordingly and remained high relative to recent history. With investors feeling highly risk averse, on a relative basis, lower-rated bonds did especially poorly because of their added credit risk. Meanwhile, the yield curve steepened dramatically, with yields on longer-dated bonds rising and their prices falling much more quickly than those on shorter-dated issues – a situation that indicated investors’ preference for bonds with less interest-rate risk.

Beginning in late December 2008, and proceeding through most of the first five months of 2009, market conditions became much more favorable for municipal bond investors. Many of the same longer-duration, lower-credit-quality bonds that were significant underperformers in the fall of 2008 began to perform substantially better. Among other factors, a combination of attractive valuations and increased interest from institutional investors led to a significant rise in municipal bond prices and a corresponding decline in yields. Another positive impact was the reduced supply of tax-exempt municipal debt, in part because of the introduction of “Build America” bonds in the final few months of the period. This legislation enables state and local governments to sell taxable bonds and receive a subsidy equal to 35% of the interest cost instead of the tax exemptions standard in the municipal market. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices. For the twelve months ending May 31, 2009, municipal bond issuance nationwide totaled approximately $410 billion, a drop of 12% compared with the prior twelve months. While market conditions during this period influenced the demand for municipal bonds, investors – and especially individual investors – remained attracted by the high tax-equivalent yields offered by municipal bonds relative to taxable bonds.

What type of economic environment did the four states profiled in this report experience during the period?

The recession in Georgia has been particularly pronounced, with declining levels of employment since early 2008. Many of the job losses have been in the manufacturing, professional/business services, and retail sectors, with education and health care remaining the state’s only bright spots. In May 2009, the state’s unemployment rate stood

Nuveen Investments	3

at 9.7% compared with the national unemployment rate of 9.4%. As Georgia unemployment has risen and housing prices have fallen, the situation has put significant stresses on consumers’ financial position. The state’s banking sector has also been a casualty of the financial crisis, with the troubles exacerbated by the turmoil in global financial markets, high loan default rates among low-income borrowers, and difficulty in the state’s commercial real estate market. On the brighter side, Georgia’s fiscal position was relatively strong. At period end, the state maintained credit ratings of Aaa, AAA and AAA from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively. New issuance of tax-exempt debt in Georgia totaled roughly $9.2 billion during the twelve months ending May 31, 2009, a 14.3% year-over-year decrease.

Louisiana continued to recover from the devastation caused by Hurricane Katrina and Hurricane Rita in 2005. From a fiscal perspective, the state has been resilient. Because of a labor shortage – caused in part by the post-hurricane rebuilding effort – Louisiana’s jobless rate in May 2009 stood at 6.6%, an increase of 0.4% compared to the prior month but well below the national average. New issuance of Louisiana municipal debt totaled roughly $4 billion during the twelve-month reporting period, a 42% year-over-year decline, compared to a national decline in tax-exempt bond issuance of about 12%. At period end, Louisiana general obligation debt was rated A1, A+ and A+ by Moody’s, Standard & Poor’s (S&P) and Fitch, respectively.

North Carolina has been hit harder by the recession than most of the nation, in large part because of the importance of its manufacturing, financial services and construction sectors. In May 2009, North Carolina’s unemployment rate was a higher-than-average 11.1%. As of period end, the state saw municipal issuance of $9.4 billion during the twelve months ending May 31, 2009 – a year-over-year increase of 13%. North Carolina’s general obligation debt was rated Aaa, AAA and AAA by Moody’s, Standard & Poor’s (S&P) and Fitch, respectively.

With sharp declines in manufacturing activity causing factories to cut production and lay off workers – especially in the troubled auto industry – Tennessee’s economy continued to weaken. Industrial production declined more quickly than the rest of the nation, and, in addition to challenges faced by auto and auto parts manufacturers, apparel and textile makers continue to endure a very difficult environment. The Tennessee economy also has been dragged down by a declining housing market. At period end, the jobless rate in Tennessee stood at 10.7%, higher than the national average of 9.4%. Issuance of new tax-exempt debt during the twelve months ending May 31, 2009, totaled $5.8 billion – a 22% year-over-year decline. As of period end, Tennessee held credit ratings of Aa1, AA+, and AA from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively.

How did the Funds perform during the twelve-month period?

The table on page six provides Class A Share total returns for the four Funds for the one-year, five-year and ten-year periods ending May 31, 2009. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund category average, the national Barclays Capital Municipal Bond Index and its respective national and state-specific Standard & Poor’s (S&P) municipal bond index.

4	Nuveen Investments

The Nuveen Georgia and Louisiana Funds’ Class A Shares at net asset value trailed their respective Lipper peer groups during the past year, while the North Carolina and Tennessee Fund’s Class A Shares outperformed their respective Lipper peer groups. All four Funds’ Class A Shares at net asset value underperformed the national Barclays Capital index. The Georgia and Louisiana Funds’ Class A Shares at net asset value lagged the national S&P index as well as their respective S&P state indexes. The North Carolina Fund’s Class A Shares at net asset value outperformed the national S&P index but trailed its state-specific S&P index. The Tennessee Fund’s Class A Shares at net asset value outpaced the national and state-specific S&P municipal index. The factors determining the performance of each Fund are discussed later in this report.

Nuveen Investments	5

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Georgia Municipal Debt Funds Category Average contained 22, 19 and 17 funds for the one-year, five-year and ten-year periods ended May 31, 2009, respectively. The Lipper North Carolina Municipal Debt Funds Category Average had 29, 23 and 21 funds and the Lipper Other States Municipal Debt Funds Category Average had 151, 133 and 117 respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

3	The Standard & Poor’s (S&P) National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade municipal bond market. The index does not reflect any initial or ongoing expenses and are not available for direct investment.

4	The Standard & Poor’s (S&P) Georgia Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Georgia municipal bond market. The Standard & Poor’s (S&P) Louisiana Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Louisiana municipal bond market. The Standard & Poor’s (S&P) North Carolina Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade North Carolina municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Class A Shares – Total Returns

as of 5/31/09

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Georgia Municipal Bond Fund
A Shares at NAV	0.53%	3.18%	3.92%
A Shares at Offer	-3.72%	2.29%	3.47%
Lipper Georgia Municipal Debt Funds Category Average[1]	0.90%	3.08%	3.72%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) Georgia Municipal Bond Index[4]	2.16%	4.12%	4.79%
Nuveen Louisiana Municipal Bond Fund
A Shares at NAV	-3.30%	2.49%	3.46%
A Shares at Offer	-7.32%	1.61%	3.02%
Lipper Other States Municipal Debt Funds Category Average[1]	0.51%	3.04%	3.61%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) Louisiana Municipal Bond Index[4]	0.48%	4.24%	4.70%
Nuveen North Carolina Municipal Bond Fund
A Shares at NAV	2.27%	3.56%	4.18%
A Shares at Offer	-2.04%	2.69%	3.73%
Lipper North Carolina Municipal Debt Funds Category Average[1]	-0.20%	3.12%	3.71%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) North Carolina Municipal Bond Index[4]	4.48%	4.70%	5.16%
Nuveen Tennessee Municipal Bond Fund
A Shares at NAV	3.06%	4.09%	4.42%
A Shares at Offer	-1.29%	3.20%	3.97%
Lipper Other States Municipal Debt Funds Category Average[1]	0.51%	3.04%	3.61%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	2.02%	4.21%	4.81%
Standard & Poor’s (S&P) Tennessee Municipal Bond Index[4]	0.74%	3.23%	4.48%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All four Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the four portfolios as well as market conditions within each state. Below we outline our specific approaches to managing the Georgia, Louisiana, North Carolina and Tennessee Funds, as well as discuss noteworthy factors influencing each Fund’s performances.

Nuveen Georgia, North Carolina and Tennessee Municipal Bond Funds

Bonds with shorter durations – meaning less interest-rate sensitivity – and higher credit ratings tended to outperform their longer-duration, lower-rated counterparts, as investors took part in a “flight to quality.” While this was true throughout the full period, the trend was far more evident in late 2008 than in the first five months of 2009.

Not surprisingly, then, each Fund’s performance was hurt to the extent we were exposed to lower-rated issues. The Georgia and Tennessee Funds were, to various degrees, relatively overweighted in lower-rated bonds, which detracted from returns. In contrast, the North Carolina Fund had less relative exposure to BBB-rated issues, which was a net positive for performance. The North Carolina and Tennessee Funds also benefited from larger allocations to higher-rated bonds.

At the same time, duration positioning hurt the Georgia Fund – especially an overweighting in longer-dated bonds. Because of these securities’ increased interest-rate risk, they lagged in the defensive investment environment. However, all three of these Funds were helped by the performance of our shorter- and intermediate-duration bonds, while an underweighting in longer-duration issues contributed positively to the Tennessee Fund’s performance. On duration’s negative side, both the Tennessee and Georgia Funds were hampered by certain longer-dated zero-coupon bonds, which did relatively poorly because they tend to be especially sensitive to changes in interest rates.

Given investors’ risk aversion, bonds seen as defensive tended to be the best performers, while those with more credit risk generally did poorly. All three Funds, for example, benefited from some individual utility bond positions – especially water/sewer issues – that performed well because of their defensive characteristics. The Georgia Fund also benefited from certain higher-rated state general obligation bonds, while the Tennessee Fund’s performance was helped by its allocation to pre-refunded issues. Because these securities have very short durations and high credit quality, this category performed exceptionally well, especially during the market’s slide in late 2008. Unfortunately, the North Carolina Fund was relatively under-represented in pre-refunded bonds and also was hampered by reduced exposure to tax-backed debt, which also performed favorably.

The Georgia Fund saw a positive impact from the health care sector, which, in contrast, hurt the performance of the North Carolina and Tennessee Funds. In addition, the North Carolina Fund’s returns were depressed by an allocation to continuing care retirement community bonds, which lagged because of their lower credit ratings and because their performance was correlated to the poor-performing real estate market. Exposure to industrial development revenue bonds detracted from the Georgia Fund’s performance.

Nuveen Investments	7

All three Funds benefited from some of the individual bonds we purchased during the fourth quarter of 2008 and early 2009. We engaged in “opportunistic” buying, taking advantage of wider credit spreads in the municipal bond market to add creditworthy lower-rated positions that we believed were offering exceptionally attractive risk-adjusted returns. On this theme, we purchased several new lower-rated health care bond issues for the Georgia Fund, an industrial development revenue bond issue for the North Carolina portfolio and several lower-rated health care bonds for the Tennessee Fund.

Volatile financial markets also gave us a unique opportunity to add to our position in gas prepaid bonds – securities sold by municipal utilities, which use the proceeds of the sale to pay for long-term gas supplies in advance. Prepaid gas bonds make up a relatively large portion of the Tennessee municipal market. In the past, we believed these issues had not offered much value, but that situation changed late last year. We took advantage of market conditions to increase our weighting in the sector and capture the securities’ very low prices. As the market rebounded, so did these bonds.

We also found investment opportunities in higher-quality debt. Higher-quality purchases during the period included some Georgia state general obligation bonds and, in North Carolina, a water/sewer authority bond issue, an insured health care bond issue and several higher-education bonds. Besides adding the prepaid gas bonds, portfolio activity was relatively limited in the Tennessee Fund.

In all three portfolios, new bond purchases tended to favor securities with somewhat longer maturities. With today’s exceptionally steep yield curve, we felt it was possible to obtain significant amounts of extra income by extending maturity. Because we believed we were being well-compensated for investing further out on the curve, we saw longer-dated bonds as the source of the best risk/reward tradeoff for our shareholders.

When we needed to sell securities, we favored intermediate- and longer-dated issues trading at discount prices because these types of credits were benefiting from strong demand from individual investors. Also, in the Georgia and Tennessee Funds, we exited the majority of our position in Puerto Rico general obligation debt because of our increasing concerns about Puerto Rico credit quality, we sold the Territory’s debt whenever we believed the opportunity was appropriate. We took advantage of higher prices to reduce our stake and redeploy the proceeds in bonds we felt offered better value potential. Sales activity was limited in the North Carolina Fund, although we did sell certain holdings whose credit quality we had recently become more concerned about.

Nuveen Louisiana Municipal Bond Fund

The Louisiana municipal bond market faced continued challenges, as the state rebounds from the devastating hurricanes of 2005. On the positive side, the Fund saw favorable performance from our single-family housing bonds, and we also benefited from our exposure to the intermediate/long range of the yield curve, which performed relatively well. However, we also owned some longer-dated issues that underperformed because investors preferred securities with less interest-rate risk. Further detracting was our relatively limited exposure to pre-refunded bonds. As a group, this category did well because of the bonds’ very short maturities and high credit quality. Another noteworthy negative was our overweighting in BBB-rated bonds, as securities displaying more credit risk fared poorly.

8	Nuveen Investments

Another source of weakness was the portfolio’s elevated exposure to bonds insured by Financial Guaranty Insurance Company (FGIC). When FGIC’s credit rating was cut, the bonds it insured fell in price as investors stopped ascribing value to the insurance and the security prices began to reflect the issuers’ underlying credit quality. The portfolio also had reduced allocation to bonds insured by Financial Security Assurance (FSA), a financially stronger bond insurer. The bonds it backed tended to hold up relatively well.

Our purchase activity in the Louisiana Fund was quite limited during the twelve-month reporting period. Because we wanted to make sure we maintained enough liquidity in the portfolio to accomplish future management goals, we were restrained in making new investments and kept sufficient cash on hand during the most volatile times in the municipal market. Our relatively few transactions included several opportunistic purchases in which we took advantage of the wider credit spreads available in the market’s downturn. These acquisitions consisted of some lower-rated industrial development revenue and health care bonds. Other recent purchases included some higher-quality essential service revenue bonds. To fund these transactions, we used the proceeds of new investment activity as well as those of single-family-housing-bond calls.

Dividend Information

All four share classes of the Georgia Fund saw an increase to their monthly dividend in February 2009, while its Class B and C Shares also experienced a dividend increase in November 2008. All four share classes of the Louisiana Fund had a rise in its dividend in August 2008, while the Fund’s Class B Shares had a dividend increase in February 2009. The Fund’s Class I Shares saw its dividend reduced in November 2008. The North Carolina Fund’s Class B Shares and the Tennessee Fund’s Class C Shares saw their dividends increased in that same month, while the Tennessee Fund’s Class C Shares also experienced a dividend reduction in February 2009.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2009, all four Funds in this report had positive UNII balances for tax purposes. The Georgia, Louisiana and Tennessee Funds had positive UNII balances and the North Carolina Fund had a negative UNII balance for financial statement purposes.

Nuveen Investments	9

Nuveen Georgia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Louisiana Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P Georgia Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Georgia municipal bond market. The S&P Louisiana Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Louisiana municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Nuveen North Carolina Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Tennessee Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P North Carolina Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade North Carolina municipal bond market. The S&P Tennessee Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Tennessee municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.wer or higher than the performance shown.

Nuveen Investments	11

Fund Spotlight as of 5/31/09 Nuveen Georgia Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FGATX	NMUBX	FGACX	FGARX
NAV	$10.27	$10.30	$10.24	$10.24
Latest Monthly Dividend[2]	$0.0365	$0.0305	$0.0320	$0.0385
Inception Date	3/27/86	2/18/97	1/04/94	2/14/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	0.53%	-3.72%
5-Year	3.18%	2.29%
10-Year	3.92%	3.47%

B Shares	w/o CDSC	w/CDSC
1-Year	-0.40%	-4.25%
5-Year	2.44%	2.27%
10-Year	3.30%	3.30%

C Shares	NAV
1-Year	-0.04%
5-Year	2.63%
10-Year	3.34%

I Shares	NAV
1-Year	0.77%
5-Year	3.41%
10-Year	4.12%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.26%	4.09%
30-Day Yield[3]	3.69%	—
SEC 30-Day Yield[3,4]	—	3.53%
Taxable-Equivalent Yield[4,5]	5.45%	5.21%

B Shares	NAV
Dividend Yield[3]	3.55%
30-Day Yield[3]	2.94%
Taxable-Equivalent Yield[5]	4.34%

C Shares	NAV
Dividend Yield[3]	3.75%
30-Day Yield[3]	3.14%
Taxable-Equivalent Yield[5]	4.64%

I Shares	NAV
Dividend Yield[3]	4.51%
SEC 30-Day Yield[3]	3.89%
Taxable-Equivalent Yield[5]	5.75%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	0.89%	-3.34%
5-Year	2.92%	2.03%
10-Year	4.00%	3.56%

B Shares	w/o CDSC	w/CDSC
1-Year	0.06%	-3.81%
5-Year	2.20%	2.03%
10-Year	3.38%	3.38%

C Shares	NAV
1-Year	0.43%
5-Year	2.39%
10-Year	3.43%

I Shares	NAV
1-Year	1.14%
5-Year	3.15%
10-Year	4.21%

Portfolio Statistics
Net Assets ($000)	$189,728
Average Effective Maturity on Securities (Years)	16.40
Average Duration	7.19

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.82%	0.81%	5/31/08
Class B	1.57%	1.56%	5/31/08
Class C	1.38%	1.36%	5/31/08
Class I	0.63%	0.61%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares are only issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 32.3%.

12	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Water and Sewer	20.1%
Tax Obligation/General	19.6%
Health Care	13.5%
U.S. Guaranteed	11.7%
Tax Obligation/Limited	9.8%
Education and Civic Organizations	8.2%
Utilities	6.5%
Other	10.6%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,103.50	$1,099.30	$1,100.90	$1,105.20	$1,020.64	$1,016.90	$1,017.90	$1,021.64
Expenses Incurred During Period	$4.51	$8.43	$7.39	$3.46	$4.33	$8.10	$7.09	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and ..66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 5/31/09 Nuveen Louisiana Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FTLAX	FTLBX	FTLCX	FTLRX
NAV	$9.96	$9.95	$9.93	$9.99
Latest Monthly Dividend[2]	$0.0390	$0.0330	$0.0345	$0.0405
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0294	$0.0294	$0.0294	$0.0294
Inception Date	9/12/89	2/06/97	2/02/94	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	-3.30%	-7.32%
5-Year	2.49%	1.61%
10-Year	3.46%	3.02%

B Shares	w/o CDSC	w/CDSC
1-Year	-4.13%	-7.80%
5-Year	1.72%	1.55%
10-Year	2.85%	2.85%

C Shares	NAV
1-Year	-3.83%
5-Year	1.95%
10-Year	2.89%

I Shares	NAV
1-Year	-3.09%
5-Year	2.65%
10-Year	3.68%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.70%	4.50%
30-Day Yield[4]	4.77%	—
SEC 30-Day Yield[4,5]	—	4.57%
Taxable-Equivalent Yield[5,6]	6.93%	6.64%

B Shares	NAV
Dividend Yield[4]	3.98%
30-Day Yield[4]	4.02%
Taxable-Equivalent Yield[6]	5.84%

C Shares	NAV
Dividend Yield[4]	4.17%
30-Day Yield[4]	4.22%
Taxable-Equivalent Yield[6]	6.13%

I Shares	NAV
Dividend Yield[4]	4.86%
SEC 30-Day Yield[4]	4.97%
Taxable-Equivalent Yield[6]	7.22%

Average Annual Total Returns as of 6/30/08

A Shares	NAV	Offer
1-Year	-2.50%	-6.61%
5-Year	2.35%	1.47%
10-Year	3.61%	3.16%

B Shares	w/o CDSC	w/CDSC
1-Year	-3.15%	-6.86%
5-Year	1.59%	1.42%
10-Year	2.99%	2.99%

C Shares	NAV
1-Year	-3.04%
5-Year	1.79%
10-Year	3.04%

I Shares	NAV
1-Year	-2.29%
5-Year	2.50%
10-Year	3.84%

Portfolio Statistics
Net Assets ($000)	$83,587
Average Effective Maturity on Securities (Years)	17.68
Average Duration	7.21

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.05%	1.04%	5/31/08
Class B	1.79%	1.78%	5/31/08
Class C	1.60%	1.59%	5/31/08
Class I	0.85%	0.84%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares are only issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 31.2%.

14	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Health Care	20.4%
Tax Obligation/General	19.3%
Tax Obligation/Limited	17.8%
Housing/Single Family	8.2%
Education and Civic Organizations	7.3%
Utilities	7.0%
Consumer Staples	5.9%
Other	14.1%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,074.30	$1,070.20	$1,071.50	$1,076.20	$1,020.44	$1,016.75	$1,017.70	$1,021.39
Expenses Incurred During Period	$4.65	$8.46	$7.49	$3.68	$4.53	$8.25	$7.29	$3.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, 1.64%, 1.45% and ..71% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 5/31/09 Nuveen North Carolina Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FLNCX	FBNCX	FCNCX	FCNRX
NAV	$10.02	$10.04	$10.03	$10.05
Latest Monthly Dividend[2]	$0.0335	$0.0275	$0.0290	$0.0350
Inception Date	3/27/86	2/25/97	10/04/93	2/05/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	2.27%	-2.04%
5-Year	3.56%	2.69%
10-Year	4.18%	3.73%

B Shares	w/o CDSC	w/CDSC
1-Year	1.39%	-2.53%
5-Year	2.79%	2.62%
10-Year	3.56%	3.56%

C Shares	NAV
1-Year	1.71%
5-Year	3.02%
10-Year	3.62%

I Shares	NAV
1-Year	2.36%
5-Year	3.77%
10-Year	4.38%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.01%	3.84%
30-Day Yield[3]	3.85%	—
SEC 30-Day Yield[3,4]	—	3.69%
Taxable-Equivalent Yield[4,5]	5.80%	5.56%

B Shares	NAV
Dividend Yield[3]	3.29%
30-Day Yield[3]	3.10%
Taxable-Equivalent Yield[5]	4.67%

C Shares	NAV
Dividend Yield[3]	3.47%
30-Day Yield[3]	3.30%
Taxable-Equivalent Yield[5]	4.97%

I Shares	NAV
Dividend Yield[3]	4.18%
SEC 30-Day Yield[3]	4.06%
Taxable-Equivalent Yield[5]	6.11%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	2.77%	-1.54%
5-Year	3.33%	2.44%
10-Year	4.27%	3.82%

B Shares	w/o CDSC	w/CDSC
1-Year	1.99%	-1.96%
5-Year	2.56%	2.39%
10-Year	3.65%	3.65%

C Shares	NAV
1-Year	2.20%
5-Year	2.76%
10-Year	3.69%

I Shares	NAV
1-Year	2.95%
5-Year	3.54%
10-Year	4.47%

Portfolio Statistics
Net Assets ($000)	$370,885
Average Effective Maturity on Securities (Years)	16.98
Average Duration	6.38

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.90%	5/31/08
Class B	1.66%	1.65%	5/31/08
Class C	1.46%	1.45%	5/31/08
Class I	0.71%	0.70%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares are only issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 33.6%.

16	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	27.1%
Water and Sewer	18.8%
Health Care	12.4%
Education and Civic Organizations	10.7%
Utilities	9.1%
U.S. Guaranteed	5.2%
Tax Obligation/General	5.0%
Other	11.7%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,101.00	$1,096.80	$1,097.90	$1,101.70	$1,020.69	$1,016.95	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.45	$8.36	$7.32	$3.41	$4.28	$8.05	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and ..65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 5/31/09 Nuveen Tennessee Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FTNTX	FMTBX	FTNCX	FTNRX
NAV	$10.91	$10.91	$10.90	$10.90
Latest Monthly Dividend[2]	$0.0375	$0.0310	$0.0325	$0.0395
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0697	$0.0697	$0.0697	$0.0697
Inception Date	11/02/87	2/25/97	10/04/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	3.06%	-1.29%
5-Year	4.09%	3.20%
10-Year	4.42%	3.97%

B Shares	w/o CDSC	w/CDSC
1-Year	2.21%	-1.71%
5-Year	3.30%	3.13%
10-Year	3.81%	3.81%

C Shares	NAV
1-Year	2.49%
5-Year	3.52%
10-Year	3.85%

I Shares	NAV
1-Year	3.29%
5-Year	4.29%
10-Year	4.63%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.12%	3.95%
30-Day Yield[4]	3.39%	—
SEC 30-Day Yield[4,5]	—	3.25%
Taxable-Equivalent Yield[5,6]	5.01%	4.80%

B Shares	NAV
Dividend Yield[4]	3.41%
30-Day Yield[4]	2.64%
Taxable-Equivalent Yield[6]	3.90%

C Shares	NAV
Dividend Yield[4]	3.58%
30-Day Yield[4]	2.86%
Taxable-Equivalent Yield[6]	4.22%

I Shares	NAV
Dividend Yield[4]	4.35%
SEC 30-Day Yield[4]	3.60%
Taxable-Equivalent Yield[6]	5.32%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	3.13%	-1.19%
5-Year	3.83%	2.94%
10-Year	4.52%	4.08%

B Shares	w/o CDSC	w/CDSC
1-Year	2.38%	-1.55%
5-Year	3.05%	2.88%
10-Year	3.91%	3.91%

C Shares	NAV
1-Year	2.57%
5-Year	3.24%
10-Year	3.96%

I Shares	NAV
1-Year	3.27%
5-Year	4.02%
10-Year	4.74%

Portfolio Statistics
Net Assets ($000)	$343,478
Average Effective Maturity on Securities (Years)	15.34
Average Duration	6.02

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.88%	0.87%	5/31/08
Class B	1.63%	1.62%	5/31/08
Class C	1.43%	1.42%	5/31/08
Class I	0.68%	0.67%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares are only issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 32.3%.

18	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Utilities	18.3%
U.S. Guaranteed	18.3%
Tax Obligation/General	18.1%
Water and Sewer	14.7%
Health Care	12.8%
Housing/Single Family	4.2%
Other	13.6%

1	As a percentage of total investments, excluding derivative transactions, as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,095.70	$1,090.60	$1,091.80	$1,096.00	$1,020.74	$1,017.00	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.39	$8.29	$7.25	$3.34	$4.23	$8.00	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and ..64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 8.2%

$3,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	A1	$2,865,240

1,700	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004, 5.250%, 8/01/23 – SYNCORA GTY Insured	8/14 at 100.00	A1	1,748,654

1,040	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – MBIA Insured	8/14 at 100.00	AA–	1,050,234

3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	A	2,775,000

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – MBIA Insured	5/14 at 100.00	AA–	2,017,289

5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA	5,084,900
15,575	Total Education and Civic Organizations			15,541,317
	Energy – 0.5%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	929,180
	Health Care – 13.5%

3,150	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	6/09 at 102.00	BB+	2,234,610

1,645	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Improvement Bonds, Memorial Health University Medical Center Inc., Series 2001A, 6.125%, 1/01/24	7/11 at 101.00	BBB	1,464,330

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – MBIA Insured	1/17 at 100.00	AA	2,136,134

1,415	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 – MBIA Insured	7/09 at 101.00	AA	1,418,566

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB	1,768,394
700	5.000%, 12/01/26	12/14 at 100.00	BBB	546,364

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – MBIA Insured	7/13 at 101.00	Aa3	1,174,541

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – MBIA Insured	7/14 at 101.00	Aa2	1,673,279

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A2	2,144,500
2,000	5.250%, 10/01/42	10/17 at 100.00	A2	1,667,820

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	A	2,274,608

	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999:
250	6.700%, 7/01/16	7/09 at 102.00	N/R	231,400
2,250	6.500%, 7/01/27	7/09 at 102.00	N/R	1,796,693

3,250	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	Baa1	2,991,170

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	1,958,580
28,505	Total Health Care			25,480,989

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.2%

$3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa3	$2,904,327

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	A	1,335,796
5,015	Total Housing/Multifamily			4,240,123
	Housing/Single Family – 0.7%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,337,959
	Industrials – 1.2%

2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,275,775
	Materials – 1.4%

2,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	1,640,580

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	977,810
3,000	Total Materials			2,618,390
	Tax Obligation/General – 19.5%

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,349,835

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – FSA Insured	1/17 at 100.00	AAA	3,652,460

7,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – FSA Insured	4/17 at 100.00	AAA	8,368,303

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – MBIA Insured	2/15 at 100.00	AA+	3,169,290

500	Georgia State, General Obligation Bonds, Series 2007, 5.000%, 8/01/24	8/17 at 100.00	AAA	548,340

280	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	305,841

2,500	Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	2,899,900

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	Aaa	5,284,824

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, Trust 2868, 13.568% 2/01/36 (IF)	2/18 at 100.00	Aaa	1,871,286

4,500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	A+	4,454,640

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
710	4.750%, 2/01/29	2/17 at 100.00	AA+	709,056
2,425	5.000%, 2/01/33	2/17 at 100.00	AA+	2,447,916

2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	2,005,344
35,665	Total Tax Obligation/General			37,067,035
	Tax Obligation/Limited – 9.8%

3,235	Atlanta, Georgia, Downtown Development Authority, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – MBIA Insured	6/16 at 100.00	A1	3,275,017

1,420	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AAA	1,438,744

Nuveen Investments	21

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,245	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R		$1,161,373

1,575	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.600%, 1/01/30	7/15 at 100.00	N/R		1,164,098

195	Burke County Development Authority, Georgia, Industrial Development Revenue Bonds, Georgia Safe Corporation Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)	8/09 at 100.00	N/R		192,118

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA		1,018,022

45	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 – MBIA Insured	10/19 at 100.00	AA–		49,094

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.250%, 9/01/32 – AMBAC Insured	9/11 at 102.00	A		4,705,500

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A		1,681,125

2,765	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA		3,201,013

500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa3		583,475
18,545	Total Tax Obligation/Limited				18,469,579
	Transportation – 4.6%

1,000	Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds, Series 1996, 5.250%, 1/01/10 – AMBAC Insured	7/09 at 100.00	A1		1,003,100

7,835	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – FSA Insured	1/15 at 100.00	AAA		7,801,701
8,835	Total Transportation				8,804,801
	U.S. Guaranteed – 11.7% (4)

50	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1985, 9.750%, 8/01/09 – MBIA Insured (ETM)	No Opt. Call	A	(4)	50,799

3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R	(4)	4,243,013

1,355	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)	6/11 at 102.00	Aa3	(4)	1,494,037

2,110	Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000, 5.750%, 10/01/20 (Pre-refunded 10/01/10)	10/10 at 101.00	A–	(4)	2,268,039

3,085	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	A–	(4)	3,338,834

5,000	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – MBIA Insured	2/12 at 102.00	Aaa		5,616,950

1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – MBIA Insured (ETM)	No Opt. Call	A	(4)	1,187,110

2,000	Rockdale County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded 1/01/10) – MBIA Insured	1/10 at 101.00	AA–	(4)	2,077,740

1,675	Summerville, Georgia, Combined Public Utility System Revenue Refunding and Improvement Bonds, Series 2002, 5.750%, 1/01/22 (Pre-refunded 1/01/12)	1/12 at 101.00	Baa3	(4)	1,874,158
20,025	Total U.S. Guaranteed				22,150,680

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 6.5%

$465	Camden County Solid Waste Management Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 3/01/21 – MBIA Insured	3/12 at 100.00	Baa1	$464,637

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – MBIA Insured	1/17 at 100.00	AA–	2,966,550

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+	1,723,395

1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/12 – FSA Insured	1/10 at 100.00	AAA	1,077,080

	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation – Scherer Plant, Series 1992A:
500	6.750%, 1/01/10	No Opt. Call	A	512,480
1,000	6.800%, 1/01/12	No Opt. Call	A	1,101,240

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	A	286,248

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A	1,219,702

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – MBIA Insured	1/13 at 100.00	AA–	3,033,240
12,815	Total Utilities			12,384,572
	Water and Sewer – 20.1%

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	7,382,410

250	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – FSA Insured	10/12 at 100.00	AAA	254,675

	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992:
315	6.000%, 10/01/11 – MBIA Insured	No Opt. Call	AA–	330,164
400	6.100%, 10/01/19 – MBIA Insured	No Opt. Call	AA–	462,928

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – FSA Insured	8/18 at 100.00	AAA	805,800

	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004:
1,000	5.000%, 6/01/20 – FSA Insured	6/14 at 100.00	AAA	1,063,180
1,000	5.000%, 6/01/22 – FSA Insured	6/14 at 100.00	AAA	1,050,230

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – FSA Insured	12/15 at 100.00	Aa3	1,024,580

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26	6/11 at 102.00	Aa3	150,752

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,000	5.000%, 6/01/32	6/18 at 100.00	Aa3	1,014,480
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa3	3,781,658

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – FSA Insured	10/16 at 100.00	AAA	1,020,240

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	AA+	2,637,975

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – MBIA Insured	12/15 at 100.00	Aa2	1,020,010

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – MBIA Insured	6/17 at 100.00	Aa2	1,778,479

5,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	4,120,900

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – FSA Insured	4/17 at 100.00	AAA	2,271,503

Nuveen Investments	23

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	AA–	$998,373

5,000	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.375%, 10/01/18	10/11 at 101.00	AA	5,352,650

1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – FSA Insured	No Opt. Call	AAA	1,162,550

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – FSA Insured	2/18 at 100.00	Aa3	466,916
37,640	Total Water and Sewer			38,150,453
$190,445	Total Investments (cost $192,000,939) – 99.9%			189,450,853
	Floating Rate Obligation – (1.8)%			(3,380,000)
	Other Assets Less Liabilities – 1.9%			3,656,964
	Net Assets – 100%			$189,727,817

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.7%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$3,235	5.500%, 5/15/30	5/11 at 101.00	BBB	$3,145,164
2,000	5.875%, 5/15/39	5/11 at 101.00	BBB	1,650,920
5,235	Total Consumer Staples			4,796,084
	Education and Civic Organizations – 7.0%

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – MBIA Insured	10/12 at 102.00	AA–	2,043,060

1,675	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – MBIA Insured	8/14 at 100.00	Baa1	1,543,245

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	BBB–	2,288,670
6,675	Total Education and Civic Organizations			5,874,975
	Energy – 0.6%

500	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 1998, 5.200%, 10/01/18	10/09 at 100.00	A	500,175
	Health Care – 19.7%

3,400	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	Aa1	3,612,636

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – FSA Insured	No Opt. Call	AAA	1,973,286

2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	1,875,000

2,300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/09 at 101.00	Ba1	1,616,233

2,310	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA–	2,366,803

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A3	4,083,986

1,000	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Series 1998, 5.375%, 4/01/28 – AMBAC Insured	10/09 at 101.00	A	957,120
17,860	Total Health Care			16,485,064
	Housing/Multifamily – 2.9%

1,500	Calcasieu Parish Public Trust Authority, Louisiana, Student Housing Lease Revenue Bonds, McNeese State University, Series 2001, 5.250%, 5/01/33 – MBIA Insured	5/11 at 101.00	AA–	1,342,290

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,074,820
2,500	Total Housing/Multifamily			2,417,110
	Housing/Single Family – 7.9%

895	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	896,029

895	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 2001A, 6.050%, 4/01/32 (Alternative Minimum Tax)	4/11 at 105.00	Aaa	909,213

360	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/09 at 101.00	Aaa	363,222

1,960	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aaa	2,010,431

Nuveen Investments	25

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$210	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%, 6/01/32 (Alternative Minimum Tax)	6/10 at 105.00	Aaa	$213,635

910	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006C, 5.000%, 6/01/33	6/16 at 103.00	Aaa	915,797

100	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22	6/09 at 100.00	Aaa	100,947

75	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17 (Alternative Minimum Tax)	6/09 at 100.00	Aaa	76,229

30	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31 (Alternative Minimum Tax)	6/10 at 101.00	Aaa	30,668

160	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)	6/09 at 100.00	Aaa	161,285

130	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)	6/09 at 101.00	Aaa	130,810

225	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative Minimum Tax)	6/09 at 101.00	Aaa	219,987

420	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	6/09 at 100.00	Aaa	419,975

210	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	6/09 at 100.00	Aaa	210,071
6,580	Total Housing/Single Family			6,658,299
	Industrials – 1.0%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	804,170
	Long-Term Care – 3.6%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	9/09 at 100.00	AAA	3,001,530
	Materials – 3.8%

1,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Project, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	901,320

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/09 at 100.00	BBB	1,001,813

1,500	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	1,271,040
3,750	Total Materials			3,174,173
	Tax Obligation/General – 18.7%

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Baa3	986,410

3,170	New Orleans, Louisiana, General Obligation Bonds, Series 2005, 5.250%, 12/01/25 – MBIA Insured	12/15 at 100.00	AA–	3,132,119

2,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 9/01/10 – AMBAC Insured	No Opt. Call	A	1,886,640

13,875	Orleans Parish School Board, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	N/R	9,618,563
20,045	Total Tax Obligation/General			15,623,732

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 17.2%

$335	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Series 1996C, 5.600%, 7/15/25 – MBIA Insured	7/09 at 100.00	Baa1	$258,925

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	A	2,120,546
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	A	1,450,220

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ascension Parish Library Project, Series 2005, 5.250%, 4/01/35 – AMBAC Insured	4/15 at 100.00	A	971,020

5,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	A	4,975,215

	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 1999A:
1,000	5.250%, 3/01/17 – MBIA Insured	9/09 at 101.00	AA–	1,012,460
1,000	5.250%, 3/01/18 – MBIA Insured	9/09 at 101.00	AA–	1,012,430

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	AA–	1,023,230

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+	1,526,985
15,610	Total Tax Obligation/Limited			14,351,031
	Utilities – 6.8%

1,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	9/09 at 102.00	A	1,417,620

4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – MBIA Insured	11/14 at 100.00	AA–	4,244,440
5,500	Total Utilities			5,662,060
	Water and Sewer – 1.8%

1,500	East Baton Rouge Sewage Commission, Louisiana, Revenue Bonds, Series 2009, 5.250%, 2/01/34	2/19 at 100.00	AA–	1,516,905
$89,755	Total Investments (cost $86,158,966) – 96.7%			80,865,308
	Other Assets Less Liabilities – 3.3%			2,721,543
	Net Assets – 100%			$83,586,851

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

N/R	Not rated.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.6%

$3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$2,210,310
	Education and Civic Organizations – 11.0%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – MBIA Insured	No Opt. Call	A1	1,732,931

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.000%, 6/01/31	6/18 at 100.00	BBB	966,840

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,078,030

	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A:
5,000	5.000%, 10/01/39	10/16 at 100.00	AA+	5,107,450
2,575	5.000%, 10/01/44	10/16 at 100.00	AA+	2,611,153

1,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	N/R	929,900

1,035	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	A	1,058,857

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aa3	1,085,846

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
675	5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	AA	726,766
670	5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	AA	685,444
90	5.000%, 4/01/27 – AMBAC Insured	10/12 at 100.00	A+	90,049

1,025	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 – AMBAC Insured	6/12 at 100.00	A2	1,099,425

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/11 at 100.00	AA+	459,890

1,710	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	AA+	1,874,057

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aa1	3,363,040
4,265	0.000%, 8/01/18	No Opt. Call	Aa1	3,072,378
2,750	0.000%, 8/01/20	No Opt. Call	Aa1	1,761,513

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	816,557

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – FSA Insured	4/17 at 100.00	AAA	4,127,960

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AAA	1,311,986

5,000	University of North Carolina, System Pooled Revenue Bonds, Series 2006A, 5.000%, 10/01/33 – MBIA Insured	10/16 at 100.00	AA–	4,875,950
42,960	Total Education and Civic Organizations			40,836,022
	Energy – 0.4%

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	1,426,110
	Health Care – 12.8%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
2,865	5.250%, 10/01/27	10/17 at 100.00	N/R	2,368,008
2,135	5.250%, 10/01/38	10/17 at 100.00	N/R	1,526,632

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%, 10/01/36 – FSA Insured	4/18 at 100.00	AAA	$3,221,790

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 (WI/DD, Settling 6/04/09) – FSA Insured	10/19 at 100.00	AAA	2,401,748

5,650	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – FSA Insured	5/15 at 100.00	AAA	5,441,233

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
625	5.500%, 10/01/19 – RAAI Insured	10/09 at 101.00	BBB	625,031
1,385	5.500%, 10/01/29 – RAAI Insured	10/09 at 101.00	BBB	1,234,090

1,055	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/14	1/12 at 100.00	A	1,083,169

690	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	8/09 at 100.00	A+	690,373

4,150	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39	11/16 at 100.00	A+	4,060,941

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	6/09 at 102.00	A	3,508,435

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,368,673

1,250	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	AA–	1,046,338

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – MBIA Insured	2/17 at 100.00	AA–	5,666,848

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	645,593

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,200	5.000%, 4/01/31 – MBIA Insured	10/16 at 100.00	AA–	1,049,616
2,000	5.000%, 10/01/34 – MBIA Insured	10/16 at 100.00	AA–	1,692,880

8,200	The Charlotte-Mecklenberg Hospital Authority (North Carolina), Doing Business as Carolinas HealthCare System, Health Care Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	7,783,603
51,770	Total Health Care			47,415,001
	Housing/Single Family – 4.3%

1,100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/10 at 100.00	AA	1,080,013

765	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	7/09 at 101.00	AA	754,741

2,230	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	7/09 at 100.00	AA	2,162,386

3,485	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/09 at 100.00	AA	3,485,070

1,285	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	7/09 at 100.00	AA	1,285,720

2,250	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	2,013,435

1,450	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,305,203

Nuveen Investments	29

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$340	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative Minimum Tax)	9/09 at 100.00	AA	$350,829

725	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative Minimum Tax)	9/09 at 100.00	AA	735,143

1,275	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative Minimum Tax)	9/09 at 100.00	AA	1,295,999

815	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative Minimum Tax)	9/09 at 100.00	AA	818,708

645	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative Minimum Tax)	9/09 at 100.50	AA	624,637
16,365	Total Housing/Single Family			15,911,884
	Long-Term Care – 1.1%

500	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, Deerfield Episcopal Retirement Community Inc., Series 2004A, 5.000%, 11/01/23	11/14 at 100.00	N/R	412,455

2,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	N/R	1,698,840

2,000	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	N/R	1,512,900

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	490,020
5,100	Total Long-Term Care			4,114,215
	Materials – 0.7%

1,350	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	895,037

1,900	Haywood County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Solid Waste Disposal Revenue Bonds, Champion International Corporation, Series 1999, 6.400%, 11/01/24	11/09 at 101.00	Baa3	1,636,641
3,250	Total Materials			2,531,678
	Tax Obligation/General – 5.1%

2,340	Charlotte, North Carolina, General Obligation Bonds, Series 2002A, 5.000%, 7/01/24	7/12 at 100.00	AAA	2,434,185

1,875	Cumberland County, North Carolina, General Obligation School Bonds, Series 2002, 5.000%, 2/01/21	2/12 at 101.00	AA+	1,970,531

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 – FGIC Insured	2/15 at 100.00	AA+	1,221,105

	Johnston County, North Carolina, General Obligation Bonds, Series 2007:
3,510	5.000%, 2/01/23 – FGIC Insured	2/17 at 100.00	AA+	3,823,689
2,315	5.000%, 2/01/24 – FGIC Insured	2/17 at 100.00	AA+	2,501,126

	North Carolina, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,244,740
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,150,240

1,760	North Carolina, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	1,955,923

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
120	5.750%, 6/01/18	6/09 at 102.00	N/R	122,575
125	5.750%, 6/01/19	6/09 at 102.00	N/R	127,666
125	5.750%, 6/01/20	6/09 at 102.00	N/R	127,651
130	5.750%, 6/01/21	6/09 at 102.00	N/R	132,746
105	5.750%, 6/01/22	6/09 at 102.00	N/R	107,213
17,495	Total Tax Obligation/General			18,919,390

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 27.9%

$1,000	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AA–	$1,058,770

4,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 7.250%, 8/01/34	8/18 at 100.00	N/R	3,178,120

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	A	1,502,178

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
1,330	5.250%, 2/01/19	2/13 at 100.00	AA	1,387,616
3,990	5.000%, 2/01/22	2/13 at 100.00	AA	4,073,630

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AA–	3,940,241

800	Centennial Authority, North Carolina, Hotel Tax Revenue Bonds, Arena Project, Series 1997, 5.125%, 9/01/19 – FSA Insured	9/09 at 100.00	AAA	802,864

1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,454,838

5,000	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2005E, 5.000%, 6/01/35	6/15 at 100.00	AA+	5,012,850

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,508,975

1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/12 at 101.00	AAA	1,854,703

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,289,081

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – MBIA Insured	6/17 at 100.00	AA–	1,188,334

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 – AMBAC Insured	12/12 at 100.00	A1	2,458,085

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – MBIA Insured	2/15 at 100.00	AA–	2,166,374
910	5.250%, 2/01/19 – MBIA Insured	2/15 at 100.00	AA–	970,970

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – FSA Insured	12/17 at 100.00	AAA	2,917,392
1,520	5.000%, 12/01/24 – FSA Insured	12/17 at 100.00	AAA	1,593,142

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 – FSA Insured	12/12 at 101.00	AAA	2,059,500

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AA–	1,284,400

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	A1	1,933,532

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 – FSA Insured	4/14 at 100.00	AAA	1,836,799
1,715	5.250%, 4/01/21 – FSA Insured	4/14 at 100.00	AAA	1,816,339
715	5.250%, 4/01/22 – FSA Insured	4/14 at 100.00	AAA	753,767

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	A	1,244,102

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19	2/15 at 100.00	AA+	4,694,888

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
2,250	5.000%, 2/01/21	2/14 at 100.00	AA+	2,349,180
1,000	5.000%, 2/01/22	2/14 at 100.00	AA+	1,039,370

Nuveen Investments	31

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
$3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	$3,982,275
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	3,959,475

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA+	3,184,170

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	2,653,950

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22	6/13 at 100.00	AA+	1,354,242

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured	4/16 at 100.00	AA	1,170,202
1,105	5.000%, 4/01/21 – AMBAC Insured	4/16 at 100.00	AA	1,187,102

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – MBIA Insured	4/18 at 100.00	AA–	1,296,714
1,175	5.000%, 4/01/26 – MBIA Insured	4/18 at 100.00	AA–	1,194,235
1,395	5.000%, 4/01/27 – MBIA Insured	4/18 at 100.00	AA–	1,408,811
1,240	5.000%, 4/01/28 – MBIA Insured	4/18 at 100.00	AA–	1,244,315

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 – AMBAC Insured	4/14 at 100.00	A1	1,461,398
1,415	5.000%, 4/01/21 – AMBAC Insured	4/14 at 100.00	A1	1,439,706
1,415	5.000%, 4/01/22 – AMBAC Insured	4/14 at 100.00	A1	1,434,315

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,365,812

1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	Aa3	1,027,680

665	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AA–	713,226

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aa3	1,039,430

3,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA	4,018,089

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA	1,006,550

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	A	1,713,039

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AAA	1,685,293

2,350	Winston-Salem, North Carolina, Certificates of Participation, Series 2001A, 5.000%, 6/01/20	6/11 at 101.00	AA+	2,474,268
100,365	Total Tax Obligation/Limited			103,384,337
	Transportation – 4.8%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/28 – MBIA Insured (Alternative Minimum Tax)	7/09 at 101.00	AA–	6,036,959

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA–	956,412

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	A+	4,827,150

710	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA	717,519

2,750	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 7/01/15 – FSA Insured	7/11 at 101.00	AAA	2,946,845

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$2,445	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 11/01/19 – FGIC Insured	5/11 at 101.00	Aa3		$2,512,580
17,805	Total Transportation				17,997,465
	U.S. Guaranteed – 5.3% (4)

35	Asheville Housing Development Corporation, North Carolina, First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded 11/01/09)	11/09 at 100.00	N/R	(4)	36,367

3,000	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2000B, 5.500%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 101.00	AA+	(4)	3,246,930

1,675	Charlotte, North Carolina, Certificates of Participation, Public Safety Facilities Project, Series 2000D, 5.500%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AA+	(4)	1,776,304

3,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		3,173,910

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA		515,880

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	7/09 at 100.00	AAA		1,287,948

4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA	(4)	4,426,600

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	AA	(4)	1,445,113

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	542,774
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	554,082

2,555	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	AA+	(4)	2,758,761
17,930	Total U.S. Guaranteed				19,764,669
	Utilities – 9.4%

2,000	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AAA		2,013,940

5,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1999D, 6.750%, 1/01/26	1/10 at 101.00	BBB+		5,093,450

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	BBB+		2,080,160

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
1,935	5.500%, 1/01/17 – FGIC Insured	7/09 at 100.00	Baa1		1,936,954
5,300	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A		5,973,576
170	5.500%, 1/01/21	7/09 at 100.00	BBB+		170,080
10	5.500%, 1/01/21 – FSA Insured	No Opt. Call	AAA		10,031
170	6.000%, 1/01/22	No Opt. Call	BBB+		189,100
500	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1		554,175

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	BBB+		339,320

8,790	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20	1/10 at 101.00	A2		8,975,468

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
2,000	5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	A		2,123,960
20	5.250%, 1/01/19 – MBIA Insured	1/13 at 100.00	AA–		20,692

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A2		2,124,840

Nuveen Investments	33

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
$1,035	5.000%, 5/01/20 – SYNCORA GTY Insured	5/14 at 100.00	A–	$1,065,408
610	5.000%, 5/01/24 – SYNCORA GTY Insured	5/14 at 100.00	A–	617,936

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A2	1,561,305
33,380	Total Utilities			34,850,395
	Water and Sewer – 19.3%

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – MBIA Insured	8/17 at 100.00	AA–	1,009,950

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 – FSA Insured	4/14 at 100.00	AAA	1,343,539

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – FSA Insured	4/18 at 100.00	AAA	7,961,224

4,540	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	4,626,669

2,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	6/11 at 101.00	AAA	2,064,860

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,076,256

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,111,453

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25	6/15 at 100.00	AAA	1,782,747
610	5.000%, 6/01/26	6/15 at 100.00	AAA	639,957

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – FSA Insured	5/17 at 100.00	AAA	5,857,175

1,980	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – FSA Insured	11/18 at 100.00	AAA	2,002,176

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – MBIA Insured	6/18 at 100.00	AA–	3,725,120

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AAA	3,638,740
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AAA	1,557,120

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A	527,350
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,050,538

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20	7/14 at 100.00	AA+	1,085,410

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA	2,537,725

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
11,995	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	12,467,723
30	4.500%, 3/01/36	3/16 at 100.00	AAA	29,331
6,995	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	7,179,948

1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 – FSA Insured	6/13 at 100.00	AAA	1,343,446

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$5,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/34 – FSA Insured	6/15 at 100.00	AAA	$5,030,900
69,745	Total Water and Sewer			71,649,357
$380,665	Total Investments (cost $381,966,086) – 102.7%			381,010,833
	Floating Rate Obligation – (3.4)%			(12,655,000)
	Other Assets Less Liabilities – 0.7%			2,528,951
	Net Assets – 100%			$370,884,784

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.3%

$1,245	South Fulton Industrial Development Board, Tennessee, Revenue Bonds, Tyson Foods Inc., Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)	10/09 at 100.00	Ba1	$1,054,104
	Education and Civic Organizations – 3.1%

9,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	9,130,140

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AA	1,575,690
10,500	Total Education and Civic Organizations			10,705,830
	Energy – 0.3%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	929,180
	Health Care – 12.7%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	7/09 at 100.00	A3	2,964,987

500	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	537,260

3,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson–Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	2,982,360

3,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.250%, 7/01/26	7/16 at 100.00	BBB+	2,652,990

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,015	5.250%, 4/01/27	4/17 at 100.00	BBB+	1,795,990
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	3,311,640

3,675	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	3,767,610

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – MBIA Insured	No Opt. Call	AA–	1,040,710

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006A:
2,000	0.000%, 1/01/35	1/17 at 41.04	A–	324,400
3,980	0.000%, 1/01/36	1/17 at 38.98	A–	600,343
1,955	0.000%, 1/01/38	1/17 at 35.16	A–	252,840
5,000	0.000%, 1/01/39	1/17 at 33.38	A–	599,250
15,145	0.000%, 1/01/42	1/17 at 28.53	A–	1,441,955

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – FSA Insured	3/18 at 100.00	AAA	2,550,775

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	Aa2	7,433,700

6,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	4,032,300

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	BBB+	1,838,900
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	BBB+	3,072,090

5,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27	11/17 at 100.00	N/R	2,214,600
74,830	Total Health Care			43,414,700

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 3.3%

	Chattanooga Health, Educational and Housing Facilities Board, Tennessee, GNMA Collateralized Housing Revenue Bonds, Rainbow Creek Apartments Project, Series 1999:
$355	6.125%, 11/20/19 (Alternative Minimum Tax)	11/09 at 102.00	AAA	$363,896
3,955	6.375%, 11/20/39 (Alternative Minimum Tax)	11/09 at 102.00	AAA	4,032,162

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
210	7.000%, 6/01/17	6/09 at 100.00	AAA	213,135
485	7.250%, 6/01/32	6/09 at 100.00	AAA	489,098

3,485	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Bonds, Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)	3/10 at 102.00	Aaa	3,493,956

2,720	Metropolitan Government of Nashville-Davidson County Industrial Development Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Valley Forge Apartments, Series 2000A, 6.375%, 1/20/31	1/10 at 102.00	Aaa	2,792,760
11,210	Total Housing/Multifamily			11,385,007
	Housing/Single Family – 4.1%

45	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/09 at 100.00	AAA	45,689

245	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)	7/09 at 100.00	AA+	251,248

1,775	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum Tax)	7/09 at 101.00	AA+	1,758,777

770	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum Tax)	7/09 at 101.00	AA+	774,997

4,605	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2002A, 5.400%, 7/01/32 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	4,515,433

875	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA+	867,790

1,175	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29 (WI/DD, Settling 6/11/09)	7/18 at 100.00	AA+	1,169,055

4,750	Tennessee Housing Development Agency, Homeownership Program Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23 (Alternative Minimum Tax)	7/09 at 101.00	AA+	4,759,168
14,240	Total Housing/Single Family			14,142,157
	Materials – 0.5%

2,000	Bradley County, Tennessee, Industrial Development Board Revenue Bonds, Olin Corporation Project, Series 1993C, 6.625%, 11/01/17	4/12 at 103.00	BB+	1,781,340
	Tax Obligation/General – 18.0%

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	A3	2,477,993
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	A3	1,053,160

	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A:
700	5.000%, 6/01/31	No Opt. Call	Aa2	717,171
250	5.000%, 6/01/33	No Opt. Call	Aa2	254,135

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – FSA Insured	4/17 at 100.00	Aa3	1,052,770
1,000	5.000%, 4/01/26 – FSA Insured	4/17 at 100.00	Aa3	1,045,430
1,000	5.000%, 4/01/27 – FSA Insured	4/17 at 100.00	Aa3	1,038,010
1,000	5.000%, 4/01/31 – FSA Insured	4/17 at 100.00	Aa3	1,014,180

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – MBIA Insured	6/16 at 100.00	Baa1	1,409,513

Nuveen Investments	37

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA+	$4,338,916

6,070	Knoxville, Tennessee, General Obligation Bonds, Series 2002A, 5.000%, 5/01/25	5/12 at 100.00	AA+	6,339,872

1,000	Marion County, Tennessee, General Obligation Rural School Bonds, Series 2001, 5.000%, 4/01/24 – AMBAC Insured	4/11 at 100.00	A3	1,020,460

4,655	Memphis, Tennessee, General Obligation Bonds, Series 2003, 5.000%, 5/01/20	5/11 at 101.00	AA	4,892,964

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15	6/14 at 100.00	AA	3,887,391

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19	2/15 at 100.00	AA	2,170,600

3,600	Metropolitan Nashville & Davidson Counties, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 1/01/11	No Opt. Call	AA	3,832,308

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	Aa3	1,456,117

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – MBIA Insured	No Opt. Call	Baa1	1,218,829

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	A1	1,106,360
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	A1	3,260,884
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	A1	2,891,435

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – MBIA Insured	5/14 at 100.00	A2	1,335,429

3,500	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AA+	3,882,130

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	N/R	1,771,122

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aa3	1,971,288

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aa3	2,109,762

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aaa	1,101,330

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20	5/15 at 100.00	Aaa	1,317,696

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa	1,670,857
56,765	Total Tax Obligation/General			61,638,112
	Tax Obligation/Limited – 1.8%

1,000	Chattanooga Industrial Development Board, Tennessee, Lease Rental Revenue Bonds, Series 2000, 5.500%, 10/01/19 – AMBAC Insured	10/10 at 100.00	AA–	1,025,890

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	N/R	1,852,793

4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 5.000%, 12/01/24 – AMBAC Insured	6/09 at 100.00	A	3,465,080
6,790	Total Tax Obligation/Limited			6,343,763
	Telecommunication Services – 0.6%

2,700	Fayetteville, Tennessee, Revenue Bonds, Broadband Telecommunications Network, Series 2000, 6.500%, 4/01/20	10/09 at 100.50	N/R	2,128,032

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 3.6%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D:
$4,000	6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	A		$4,019,360
1,640	6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	A		1,650,447

3,710	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/17 – FSA Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA		3,765,836

2,850	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – FSA Insured	3/11 at 100.00	AAA		2,883,374
12,200	Total Transportation				12,319,017
	U.S. Guaranteed – 18.1% (4)

5,000	Chattanooga Industrial Development Board, Tennessee, Lease Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 100.00	AA–	(4)	5,329,300

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – MBIA Insured (ETM)	No Opt. Call	A	(4)	1,238,846

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,365	5.125%, 7/01/25 – MBIA Insured (ETM)	7/09 at 101.00	AA–	(4)	2,395,887
9,395	5.250%, 7/01/28 – MBIA Insured (ETM)	7/09 at 101.00	Aaa		9,518,826

7,795	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – MBIA Insured	7/23 at 100.00	AA–	(4)	7,880,511

4,000	Maury County Industrial Development Board, Tennessee, Solid Waste Disposal Revenue Bonds, Occidental Petroleum Company, Series 2000B, 6.300%, 8/01/18 (Pre-refunded 8/01/10) (Alternative Minimum Tax)	8/10 at 100.00	N/R	(4)	4,232,080

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(4)	11,235,000

4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.600%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A2	(4)	4,381,440

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		11,288,627

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		299,402

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,675,903
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	1,603,260
66,740	Total U.S. Guaranteed				62,079,082
	Utilities – 18.1%

5,000	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A, 5.000%, 9/01/33	3/18 at 100.00	AA		5,038,400

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2		902,010
2,650	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A2		2,300,147

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	A1		4,742,800

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – FSA Insured	No Opt. Call	Aa3		2,080,673

2,995	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 – FSA Insured	2/11 at 100.00	Aa3		3,103,778

Nuveen Investments	39

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – FSA Insured	9/12 at 102.00	Aa3	$1,201,497

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
2,000	5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AA+	2,187,240
2,855	5.000%, 12/01/17 – MBIA Insured	12/13 at 100.00	AA+	3,043,116

7,800	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1996A, 0.000%, 5/15/11 – MBIA Insured	No Opt. Call	AA3	7,558,668

9,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA+	9,146,520

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33	5/18 at 100.00	AA+	2,023,000

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 – FGIC Insured	7/15 at 100.00	AA–	4,866,700

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
2,000	5.000%, 9/01/12	No Opt. Call	BBB+	2,002,580
2,700	5.250%, 9/01/18	No Opt. Call	BBB+	2,549,637
5,000	5.250%, 9/01/22	No Opt. Call	BBB+	4,529,450

4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	3,137,480

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
300	5.000%, 2/01/23	No Opt. Call	A	262,902
100	5.000%, 2/01/24	No Opt. Call	A	88,134

1,800	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BBB–	1,534,266
64,130	Total Utilities			62,298,998
	Water and Sewer – 14.5%

645	Blountville Utility District of Sullivan County, Tennessee, Waterworks Revenue Bonds, Series 2009, 4.000%, 5/01/19 (WI/DD, Settling 6/05/09)	No Opt. Call	A	645,000

1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	A3	1,027,140

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured	1/18 at 100.00	Aa2	5,147,550

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,499,068

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – MBIA Insured	9/15 at 100.00	Aa3	1,933,546

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – MBIA Insured	9/14 at 100.00	Aa3	1,258,883
1,225	5.000%, 9/01/20 – MBIA Insured	9/14 at 100.00	Aa3	1,305,789

10,610	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	10,806,179

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – FSA Insured	2/18 at 100.00	Aa3	5,439,341

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.00	AA	5,278,100

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
1,295	5.000%, 2/01/20 – MBIA Insured	2/14 at 102.00	A1	1,388,382
1,300	5.000%, 2/01/22 – MBIA Insured	2/14 at 100.00	A1	1,307,969

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – FSA Insured	2/16 at 100.00	Aa3	1,982,400

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$3,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – FSA Insured	12/19 at 100.00	AAA	$3,003,120

1,060	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.125%, 1/01/26 – FSA Insured	1/11 at 100.00	Aa3	1,064,844

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – MBIA Insured	1/17 at 100.00	A2	4,928,350

820	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	9/09 at 101.00	Baa1	829,479
48,875	Total Water and Sewer			49,845,140
$373,225	Total Investments (cost $337,339,580) – 99.0%			340,064,462
	Other Assets Less Liabilities – 1.0%			3,413,645
	Net Assets – 100%			$343,478,107

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Assets and Liabilities

May 31, 2009

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $192,000,939, $86,158,966, $381,966,086 and $337,339,580, respectively)	$189,450,853	$80,865,308	$381,010,833	$340,064,462
Cash	951,782	1,540,753	—	912,772
Receivables:
Interest	3,346,005	1,132,125	6,078,894	4,333,734
Investments sold	1,995,148	145,000	—	20,000
Shares sold	506,563	265,499	1,174,980	1,132,352
Other assets	375	149	7,489	23,522
Total assets	196,250,726	83,948,834	388,272,196	346,486,842
Liabilities
Cash overdraft	—	—	836,764	—
Floating rate obligations	3,380,000	—	12,655,000	—
Payables:
Dividends	437,294	182,392	862,534	528,532
Investments purchased	2,195,812	—	2,432,775	1,820,000
Shares redeemed	329,434	86,200	292,496	308,202
Accrued expenses:
Management fees	87,791	38,651	168,613	156,425
12b-1 distribution and service fees	40,717	22,784	55,721	87,083
Other	51,861	31,956	83,509	108,493
Total liabilities	6,522,909	361,983	17,387,412	3,008,735
Net assets	$189,727,817	$83,586,851	$370,884,784	$343,478,107
Class A Shares
Net assets	$104,963,400	$64,722,245	$151,627,101	$277,228,166
Shares outstanding	10,222,202	6,499,521	15,133,845	25,421,613
Net asset value per share	$10.27	$9.96	$10.02	$10.91
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.72	$10.40	$10.46	$11.39
Class B Shares
Net assets	$4,565,220	$3,078,507	$7,365,023	$7,443,033
Shares outstanding	443,103	309,274	733,306	681,958
Net asset value and offering price per share	$10.30	$9.95	$10.04	$10.91
Class C Shares
Net assets	$30,338,358	$14,928,663	$37,953,091	$53,848,725
Shares outstanding	2,961,939	1,503,549	3,785,769	4,940,025
Net asset value and offering price per share	$10.24	$9.93	$10.03	$10.90
Class I Shares
Net assets	$49,860,839	$857,436	$173,939,569	$4,958,183
Shares outstanding	4,870,901	85,844	17,303,754	454,878
Net asset value and offering price per share	$10.24	$9.99	$10.05	$10.90
Net Assets Consist of:
Capital paid-in	$199,919,478	$90,501,960	$380,100,180	$341,975,052
Undistributed (Over-distribution of) net investment income	56,148	184,242	(205,825)	13,732
Accumulated net realized gain (loss) from investments and derivative transactions	(7,697,723)	(1,805,693)	(8,054,318)	(1,235,559)
Net unrealized appreciation (depreciation) of investments	(2,550,086)	(5,293,658)	(955,253)	2,724,882
Net assets	$189,727,817	$83,586,851	$370,884,784	$343,478,107

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Operations

Year Ended May 31, 2009

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$10,536,133	$4,783,784	$18,684,684	$16,771,555
Expenses
Management fees	1,080,418	449,418	1,961,792	1,750,525
12b-1 service fees – Class A	210,620	130,029	295,534	530,261
12b-1 distribution and service fees – Class B	52,341	39,345	83,478	79,902
12b-1 distribution and service fees – Class C	205,933	98,346	258,442	375,143
Shareholders’ servicing agent fees and expenses	66,392	36,472	95,040	124,509
Interest expense on floating rate obligations	67,317	66,279	215,840	—
Custodian’s fees and expenses	48,703	21,660	98,228	70,257
Trustees’ fees and expenses	5,826	2,310	10,745	9,548
Professional fees	17,891	11,877	28,522	30,437
Shareholders’ reports – printing and mailing expenses	29,030	16,539	37,274	40,748
Federal and state registration fees	9,048	8,038	14,865	16,008
Other expenses	7,045	3,708	10,610	9,748
Total expenses before custodian fee credit	1,800,564	884,021	3,110,370	3,037,086
Custodian fee credit	(12,640)	(3,770)	(18,875)	(26,579)
Net expenses	1,787,924	880,251	3,091,495	3,010,507
Net investment income	8,748,209	3,903,533	15,593,189	13,761,048
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,574,555)	(1,806,098)	(5,917,124)	(1,370,775)
Futures	263,352	—	—	960,696
Swaps	—	—	—	317,111
Change in net unrealized appreciation (depreciation) of:
Investments	(2,789,591)	(5,303,052)	(4,289,050)	(4,456,273)
Futures	—	—	—	18,696
Swaps	—	—	—	(203,212)
Net realized and unrealized gain (loss)	(10,100,794)	(7,109,150)	(10,206,174)	(4,733,757)
Net increase (decrease) in net assets from operations	$(1,352,585)	$(3,205,617)	$5,387,015	$9,027,291

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$8,748,209	$8,722,387	$3,903,533	$3,751,876
Net realized gain (loss) from:
Investments	(7,574,555)	(394,908)	(1,806,098)	483,300
Futures	263,352	—	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,789,591)	(5,425,266)	(5,303,052)	(3,170,962)
Futures	—	—	—	—
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	(1,352,585)	2,902,213	(3,205,617)	1,064,214
Distributions to Shareholders
From net investment income:
Class A	(4,433,087)	(4,717,071)	(3,035,565)	(2,907,093)
Class B	(189,324)	(255,498)	(159,112)	(206,612)
Class C	(1,016,798)	(967,513)	(549,405)	(467,882)
Class I (1)	(2,722,518)	(2,877,166)	(9,843)	(3,698)
From accumulated net realized gains:
Class A	—	(128,467)	(193,144)	(326,534)
Class B	—	(8,301)	(12,189)	(27,353)
Class C	—	(30,312)	(37,996)	(60,275)
Class I (1)	—	(72,980)	(203)	(465)
Decrease in net assets from distributions to shareholders	(8,361,727)	(9,057,308)	(3,997,457)	(3,999,912)
Fund Share Transactions
Proceeds from sale of shares	29,105,358	61,098,924	12,548,845	12,148,651
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,715,648	3,048,746	1,784,767	1,778,387
	31,821,006	64,147,670	14,333,612	13,927,038
Cost of shares redeemed	(60,351,166)	(49,179,928)	(11,764,716)	(15,159,150)
Net increase (decrease) in net assets from Fund share transactions	(28,530,160)	14,967,742	2,568,896	(1,232,112)
Net increase (decrease) in net assets	(38,244,472)	8,812,647	(4,634,178)	(4,167,810)
Net assets at the beginning of year	227,972,289	219,159,642	88,221,029	92,388,839
Net assets at the end of year	$189,727,817	$227,972,289	$83,586,851	$88,221,029
Undistributed (Over-distribution of) net investment income at the end of year	$56,148	$(321,947)	$184,242	$34,627

44	Nuveen Investments

	North Carolina		Tennessee
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$15,593,189	$14,042,014	$13,761,048	$12,916,779
Net realized gain (loss) from:
Investments	(5,917,124)	(1,679,987)	(1,370,775)	1,578,305
Futures	—	—	960,696	(36,743)
Swaps	—	(458,000)	317,111	328,598
Change in net unrealized appreciation (depreciation) of:
Investments	(4,289,050)	(3,783,414)	(4,456,273)	(4,866,866)
Futures	—	—	18,696	(18,696)
Swaps	—	—	(203,212)	439,316
Net increase (decrease) in net assets from operations	5,387,015	8,120,613	9,027,291	10,340,693
Distributions to Shareholders
From net investment income:
Class A	(6,047,697)	(6,974,491)	(11,221,176)	(10,705,243)
Class B	(290,368)	(386,520)	(291,185)	(385,580)
Class C	(1,231,981)	(1,097,708)	(1,848,811)	(1,733,603)
Class I (1)	(7,604,280)	(5,861,610)	(176,291)	(138,700)
From accumulated net realized gains:
Class A	—	(71,452)	(1,679,999)	(1,495,704)
Class B	—	(4,800)	(53,293)	(65,587)
Class C	—	(13,107)	(314,769)	(277,228)
Class I (1)	—	(58,595)	(23,960)	(18,242)
Decrease in net assets from distributions to shareholders	(15,174,326)	(14,468,283)	(15,609,484)	(14,819,887)
Fund Share Transactions
Proceeds from sale of shares	134,045,984	163,726,674	47,722,390	37,568,568
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,369,785	4,788,696	8,520,614	7,879,301
	138,415,769	168,515,370	56,243,004	45,447,869
Cost of shares redeemed	(144,002,588)	(103,393,888)	(40,715,837)	(37,711,313)
Net increase (decrease) in net assets from Fund share transactions	(5,586,819)	65,121,482	15,527,167	7,736,556
Net increase (decrease) in net assets	(15,374,130)	58,773,812	8,944,974	3,257,362
Net assets at the beginning of year	386,258,914	327,485,102	334,533,133	331,275,771
Net assets at the end of year	$370,884,784	$386,258,914	$343,478,107	$334,533,133
Undistributed (Over-distribution of) net investment income at the end of year	$(205,825)	$(624,649)	$13,732	$(171,548)

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide as high a level of current interest income exempt from regular federal, state, and in some cases, local income taxes as is consistent with preservation of capital through investing primarily in portfolios of quality municipal bonds. The Funds may also invest up to 20% of their net assets, at time of purchase, in below-investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds.

Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Investments, Inc. (“Nuveen”) fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of swap contacts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2009, North Carolina and Tennessee had outstanding when-issued/delayed delivery purchase commitments of $2,432,775 and $1,820,000, respectively. There were no such outstanding purchase commitments in Georgia and Louisiana.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales

46	Nuveen Investments

charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2009, Georgia, Louisiana and North Carolina invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. Tennessee did not invest in any such instruments during the fiscal year ended May 31, 2009.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts	$—	$—	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2009, were as follows:

	Georgia	Louisiana	North Carolina
Average floating rate obligations	$3,526,452	$2,718,466	$12,655,000
Average annual interest rate and fees	1.91%	2.44%	1.71%

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Forward interest rate swap transactions are intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the

Nuveen Investments	47

Notes to Financial Statements (continued)

counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date.

The average notional amounts during the fiscal year ended May 31, 2009, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Forward swap contract average notional balance	$—	$—	$—	$640,000

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

The average notional amounts during the fiscal year ended May 31, 2009, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Credit default swap contract average notional balance	$—	$—	$—	$1,000,000

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable.

The average number of futures contracts outstanding during the fiscal year ended May 31, 2009, were as follows:

	Georgia		Louisiana	North Carolina	Tennessee
Average number of futures contracts outstanding	—	*	—	—	42

*	Although the Fund invested in futures contracts during the current fiscal year, the average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund did not hold futures contracts at the beginning of the fiscal year or at the end of any fiscal quarter during the current fiscal year.

48	Nuveen Investments

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Nuveen Investments	49

Notes to Financial Statements (continued)

The following is a summary of each Fund’s fair value measurements as of May 31, 2009:

Georgia	Level 1	Level 2	Level 3	Total
Investments	$—	$189,450,853	$—	$189,450,853

Louisiana	Level 1	Level 2	Level 3	Total
Investments	$—	$80,865,308	$—	$80,865,308

North Carolina	Level 1	Level 2	Level 3	Total
Investments	$—	$381,010,833	$—	$381,010,833

Tennessee	Level 1	Level 2	Level 3	Total
Investments	$—	$340,064,462	$—	$340,064,462

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and net change in unrealized appreciation (depreciation) recognized for the fiscal year ended May 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The Funds below held derivative instruments during the fiscal year ended May 31, 2009. None of the Funds had outstanding derivative contracts at May 31, 2009.

Amount of Net Realized Gain (Loss)	Georgia Futures	Tennessee Futures	Tennessee Swaps
Risk Exposure
Interest Rate	$263,352	$960,696	$223,352
Credit	—	—	93,759
Total	$263,352	$960,696	$317,111

Amount of Change in Net Unrealized Appreciation (Depreciation)	Tennessee Futures	Tennessee Swaps
Risk Exposure
Interest rate	$18,696	$(203,212)

50	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	999,977	$10,060,454	1,216,270	$13,085,072
Class A – automatic conversion of Class B Shares	77,757	777,848	69,465	752,124
Class B	6,078	62,269	18,772	204,805
Class C	576,615	5,711,949	514,671	5,551,616
Class I	1,240,569	12,492,838	3,845,884	41,505,307
Shares issued to shareholders due to reinvestment of distributions:
Class A	206,145	2,061,843	217,563	2,345,379
Class B	9,468	95,027	12,909	139,701
Class C	42,023	419,231	40,888	439,514
Class I	14,006	139,547	11,594	124,152
	3,172,638	31,821,006	5,948,016	64,147,670
Shares redeemed:
Class A	(1,872,325)	(18,560,878)	(1,853,388)	(20,089,188)
Class B	(128,478)	(1,283,420)	(180,094)	(1,938,808)
Class B – automatic conversion to Class A Shares	(77,480)	(777,848)	(69,283)	(752,124)
Class C	(320,761)	(3,183,587)	(463,406)	(5,010,642)
Class I	(3,690,170)	(36,545,433)	(1,984,561)	(21,389,166)
	(6,089,214)	(60,351,166)	(4,550,732)	(49,179,928)
Net increase (decrease)	(2,916,576)	$(28,530,160)	1,397,284	$14,967,742

	Louisiana
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	630,825	$6,298,444	763,737	$8,408,335
Class A – automatic conversion of Class B Shares	41,437	399,411	81,285	907,536
Class B	1,790	17,696	8,382	92,674
Class C	518,490	5,059,784	243,979	2,685,287
Class I	80,984	773,510	4,916	54,819
Shares issued to shareholders due to reinvestment of distributions:
Class A	151,068	1,485,375	131,359	1,447,712
Class B	7,722	75,997	8,709	96,106
Class C	22,468	220,178	21,094	232,011
Class I	326	3,217	232	2,558
	1,455,110	14,333,612	1,263,693	13,927,038
Shares redeemed:
Class A	(759,838)	(7,422,640)	(920,718)	(10,204,891)
Class B	(152,253)	(1,487,759)	(137,172)	(1,510,682)
Class B – automatic conversion to Class A Shares	(41,443)	(399,411)	(81,337)	(907,536)
Class C	(247,366)	(2,415,310)	(224,739)	(2,481,808)
Class I	(3,979)	(39,596)	(4,908)	(54,233)
	(1,204,879)	(11,764,716)	(1,368,874)	(15,159,150)
Net increase (decrease)	250,231	$2,568,896	(105,181)	$(1,232,112)

Nuveen Investments	51

Notes to Financial Statements (continued)

	North Carolina
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,517,096	$33,975,795	3,009,665	$30,811,210
Class A – automatic conversion of Class B Shares	120,380	1,179,634	161,174	1,655,586
Class B	14,135	129,642	67,013	688,205
Class C	1,053,210	10,230,313	899,980	9,244,906
Class I	9,024,906	88,530,600	11,787,058	121,326,767
Shares issued to shareholders due to reinvestment of distributions:
Class A	345,339	3,358,959	361,091	3,697,450
Class B	11,749	114,455	17,944	184,332
Class C	64,319	625,795	59,636	610,707
Class I	27,704	270,576	28,829	296,207
	14,178,838	138,415,769	16,392,390	168,515,370
Shares redeemed:
Class A	(5,085,650)	(48,769,763)	(5,188,484)	(53,095,111)
Class B	(196,346)	(1,917,441)	(234,943)	(2,428,999)
Class B – automatic conversion to Class A Shares	(120,074)	(1,179,634)	(160,859)	(1,655,586)
Class C	(667,313)	(6,427,020)	(589,994)	(6,054,072)
Class I	(8,910,394)	(85,708,730)	(3,903,135)	(40,160,120)
	(14,979,777)	(144,002,588)	(10,077,415)	(103,393,888)
Net increase (decrease)	(800,939)	$(5,586,819)	6,314,975	$65,121,482

	Tennessee
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,169,326	$34,097,832	2,350,334	$26,276,080
Class A – automatic conversion of Class B Shares	98,094	1,028,546	107,379	1,199,650
Class B	8,155	89,583	30,439	340,860
Class C	1,026,708	11,001,544	804,465	8,993,276
Class I	142,460	1,504,885	67,623	758,702
Shares issued to shareholders due to reinvestment of distributions:
Class A	688,677	7,256,170	592,467	6,620,109
Class B	18,070	190,461	22,988	257,272
Class C	91,051	958,202	81,337	908,293
Class I	10,988	115,781	8,385	93,627
	5,253,529	56,243,004	4,065,417	45,447,869
Shares redeemed:
Class A	(2,790,922)	(29,475,756)	(2,406,153)	(26,907,988)
Class B	(189,396)	(2,048,936)	(161,759)	(1,806,610)
Class B – automatic conversion to Class A Shares	(98,000)	(1,028,546)	(107,275)	(1,199,650)
Class C	(756,676)	(7,988,406)	(675,894)	(7,541,391)
Class I	(16,588)	(174,193)	(22,883)	(255,674)
	(3,851,582)	(40,715,837)	(3,373,964)	(37,711,313)
Net increase (decrease)	1,401,947	$15,527,167	691,453	$7,736,556

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2009, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$25,490,085	$4,498,501	$63,777,479	$44,818,208
Sales and maturities	47,096,782	8,508,815	65,078,549	29,758,213

52	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2009, the cost of investments was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$188,608,266	$86,142,472	$369,287,501	$337,617,967

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Gross unrealized:
Appreciation	$5,085,904	$923,960	$9,104,743	$14,032,335
Depreciation	(7,623,637)	(6,201,124)	(10,035,973)	(11,585,840)
Net unrealized appreciation (depreciation) of investments	$(2,537,733)	$(5,277,164)	$(931,230)	$2,446,495

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$712,385	$486,153	$1,010,641	$1,039,275
Undistributed net ordinary income**	161	—	—	—
Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 11, 2009, paid on June 1, 2009.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2009 and May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income***	$8,437,658	$3,736,023	$15,197,501	$13,419,888
Distributions from net ordinary income**	—	—	—	881,537
Distributions from net long-term capital gains****	—	243,971	—	1,254,958

2008	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$8,787,877	$3,588,527	$14,062,640	$12,881,901
Distributions from net ordinary income**	—	19,627	46,711	166,408
Distributions from net long-term capital gains	239,756	395,000	147,954	1,745,822
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2009, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2009.

At May 31, 2009, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Georgia	Louisiana	North Carolina
Expiration:
May 31, 2016	$326,202	$—	$2,106,274
May 31, 2017	3,757,974	5,092	1,649,881
Total	$4,084,176	$5,092	$3,756,155

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Georgia	Louisiana	North Carolina	Tennessee
Post-October capital losses	$3,613,545	$1,800,601	$4,298,162	$831,067

Nuveen Investments	53

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of May 31, 2009, the complex-level fee rate was .1982%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, for funds that use financial leverage, includes assets managed by the Adviser that are attributable to such financial leverage. For those purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$133,120	$66,501	$215,988	$421,501
Paid to financial intermediaries (Unaudited)	114,738	56,767	191,039	374,005

54	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$64,501	$48,111	$122,544	$189,504

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$72,051	$48,708	$116,279	$129,314

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2009, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$9,525	$9,156	$35,879	$26,313

8. New Accounting Pronouncements

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, “Accounting for Transfers of Financial Assets – an amendment of SFAS No. 140.” The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2009, to shareholders of record on June 29, 2009, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Dividend per share:
Class A	$.0365	$.0390	$.0335	$.0375
Class B	.0305	.0330	.0275	.0310
Class C	.0320	.0345	.0290	.0325
Class I	.0385	.0405	.0350	.0395

Nuveen Investments	55

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GEORGIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2009	$10.66	$.44	$(.40)	$.04	$(.43)	$—	$(.43)	$10.27	.53%
2008	10.96	.43	(.29)	.14	(.43)	(.01)	(.44)	10.66	1.35
2007	10.96	.44	— *	.44	(.44)	—	(.44)	10.96	4.02
2006	11.31	.45	(.30)	.15	(.46)	(.04)	(.50)	10.96	1.32
2005	10.84	.47	.48	.95	(.48)	—	(.48)	11.31	8.92
Class B (2/97)
2009	10.69	.37	(.41)	(.04)	(.35)	—	(.35)	10.30	(.40)
2008	10.98	.35	(.28)	.07	(.35)	(.01)	(.36)	10.69	.89
2007	10.99	.36	(.01)	.35	(.36)	—	(.36)	10.98	3.20
2006	11.34	.37	(.30)	.07	(.38)	(.04)	(.42)	10.99	.56
2005	10.86	.39	.49	.88	(.40)	—	(.40)	11.34	8.19
Class C (1/94)
2009	10.63	.39	(.41)	(.02)	(.37)	—	(.37)	10.24	(.04)
2008	10.93	.37	(.29)	.08	(.37)	(.01)	(.38)	10.63	.79
2007	10.94	.38	(.01)	.37	(.38)	—	(.38)	10.93	3.38
2006	11.28	.39	(.29)	.10	(.40)	(.04)	(.44)	10.94	.87
2005	10.81	.41	.48	.89	(.42)	—	(.42)	11.28	8.36
Class I (2/97)(f)
2009	10.63	.46	(.40)	.06	(.45)	—	(.45)	10.24	.77
2008	10.93	.45	(.28)	.17	(.46)	(.01)	(.47)	10.63	1.58
2007	10.94	.46	(.01)	.45	(.46)	—	(.46)	10.93	4.16
2006	11.29	.48	(.31)	.17	(.48)	(.04)	(.52)	10.94	1.54
2005	10.81	.49	.49	.98	(.50)	—	(.50)	11.29	9.24

56	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$104,963.86%		.83%	4.40%	.86%	.83%	4.40%	.86%	.83%	4.41%	13%
115,211.82		.82	3.97	.82	.82	3.97	.81	.81	3.98	22
122,299.82		.82	3.97	.82	.82	3.97	.80	.80	3.99	6
116,580.85		.85	4.08	.85	.85	4.08	.84	.84	4.09	9
115,351.86		.86	4.23	.86	.86	4.23	.85	.85	4.24	10

4,565	1.61	1.58	3.65	1.61	1.58	3.65	1.61	1.58	3.66	13
6,774	1.57	1.57	3.22	1.57	1.57	3.22	1.56	1.56	3.23	22
9,346	1.58	1.58	3.23	1.58	1.58	3.23	1.56	1.56	3.25	6
13,638	1.60	1.60	3.33	1.60	1.60	3.33	1.59	1.59	3.34	9
16,776	1.61	1.61	3.48	1.61	1.61	3.48	1.60	1.60	3.49	10

30,338	1.41	1.38	3.86	1.41	1.38	3.86	1.41	1.38	3.86	13
28,319	1.38	1.38	3.41	1.38	1.38	3.41	1.36	1.36	3.43	22
28,110	1.37	1.37	3.42	1.37	1.37	3.42	1.35	1.35	3.44	6
28,835	1.40	1.40	3.53	1.40	1.40	3.53	1.39	1.39	3.54	9
27,257	1.41	1.41	3.68	1.41	1.41	3.68	1.40	1.40	3.68	10

49,861.66		.63	4.60	.66	.63	4.60	.65	.62	4.60	13
77,668.63		.63	4.16	.63	.63	4.16	.61	.61	4.18	22
59,404.62		.62	4.15	.62	.62	4.15	.60	.60	4.17	6
13,942.66		.66	4.26	.66	.66	4.26	.64	.64	4.27	9
3,491.66		.66	4.42	.66	.66	4.42	.65	.65	4.43	10

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LOUISIANA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/89)
2009	$10.83	$.48	$(.85)	$(.37)	$(.47)	$(.03)	$(.50)	$9.96	(3.30)%
2008	11.20	.48	(.34)	.14	(.46)	(.05)	(.51)	10.83	1.24
2007	11.05	.47	.17	.64	(.46)	(.03)	(.49)	11.20	5.91
2006	11.52	.47	(.39)	.08	(.47)	(.08)	(.55)	11.05	.71
2005	11.11	.49	.41	.90	(.49)	—	(.49)	11.52	8.28
Class B (2/97)
2009	10.83	.41	(.87)	(.46)	(.39)	(.03)	(.42)	9.95	(4.13)
2008	11.19	.39	(.33)	.06	(.37)	(.05)	(.42)	10.83	.57
2007	11.04	.38	.18	.56	(.38)	(.03)	(.41)	11.19	5.13
2006	11.51	.38	(.38)	—	(.39)	(.08)	(.47)	11.04	(.04)
2005	11.10	.41	.41	.82	(.41)	—	(.41)	11.51	7.49
Class C (2/94)
2009	10.80	.43	(.86)	(.43)	(.41)	(.03)	(.44)	9.93	(3.83)
2008	11.17	.41	(.33)	.08	(.40)	(.05)	(.45)	10.80	.70
2007	11.02	.40	.18	.58	(.40)	(.03)	(.43)	11.17	5.37
2006	11.49	.41	(.39)	.02	(.41)	(.08)	(.49)	11.02	.17
2005	11.08	.43	.41	.84	(.43)	—	(.43)	11.49	7.73
Class I (2/97)(f)
2009	10.86	.49	(.84)	(.35)	(.49)	(.03)	(.52)	9.99	(3.09)
2008	11.23	.50	(.34)	.16	(.48)	(.05)	(.53)	10.86	1.46
2007	11.11	.49	.15	.64	(.49)	(.03)	(.52)	11.23	5.83
2006	11.58	.47	(.37)	.10	(.49)	(.08)	(.57)	11.11	.92
2005	11.16	.51	.43	.94	(.52)	—	(.52)	11.58	8.56

58	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$64,722.95%		.87%	4.86%	.95%	.87%	4.86%	.94%	.86%	4.86%	5%
69,716	1.05	.87	4.31	1.05	.87	4.31	1.04	.86	4.32	17
71,453.97		.86	4.14	.97	.86	4.14	.96	.85	4.15	10
66,041.88		.88	4.17	.88	.88	4.17	.87	.87	4.18	5
87,348.86		.86	4.31	.86	.86	4.31	.85	.85	4.32	22

3,079	1.69	1.61	4.10	1.69	1.61	4.10	1.69	1.61	4.10	5
5,342	1.79	1.61	3.55	1.79	1.61	3.55	1.78	1.60	3.56	17
7,777	1.73	1.62	3.39	1.73	1.62	3.39	1.71	1.60	3.40	10
12,393	1.63	1.63	3.43	1.63	1.63	3.43	1.62	1.62	3.43	5
17,053	1.61	1.61	3.56	1.61	1.61	3.56	1.60	1.60	3.57	22

14,929	1.50	1.42	4.30	1.50	1.42	4.30	1.49	1.41	4.31	5
13,071	1.60	1.42	3.76	1.60	1.42	3.76	1.59	1.41	3.77	17
13,066	1.52	1.41	3.59	1.52	1.41	3.59	1.50	1.39	3.60	10
11,842	1.43	1.43	3.63	1.43	1.43	3.63	1.42	1.42	3.64	5
13,985	1.41	1.41	3.76	1.41	1.41	3.76	1.40	1.40	3.77	22

857.78		.70	4.93	.78	.70	4.93	.78	.70	4.94	5
92.85		.67	4.52	.85	.67	4.52	.84	.66	4.53	17
93.77		.66	4.24	.77	.66	4.24	.75	.64	4.24	10
98.67		.67	4.35	.67	.67	4.35	.66	.66	4.35	5
309.66		.66	4.50	.66	.66	4.50	.65	.65	4.51	22

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NORTH CAROLINA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2009	$10.21	$.41	$(.20)	$.21	$(.40)	$—		$(.40)	$10.02	2.27%
2008	10.41	.40	(.19)	.21	(.41)	—	*	(.41)	10.21	2.14
2007	10.40	.41	.01	.42	(.41)	—		(.41)	10.41	4.11
2006	10.72	.42	(.26)	.16	(.42)	(.06)		(.48)	10.40	1.57
2005	10.37	.44	.36	.80	(.45)	—		(.45)	10.72	7.83
Class B (2/97)
2009	10.24	.34	(.21)	.13	(.33)	—		(.33)	10.04	1.39
2008	10.43	.33	(.19)	.14	(.33)	—	*	(.33)	10.24	1.46
2007	10.42	.33	.02	.35	(.34)	—		(.34)	10.43	3.34
2006	10.73	.34	(.25)	.09	(.34)	(.06)		(.40)	10.42	.88
2005	10.38	.36	.36	.72	(.37)	—		(.37)	10.73	7.00
Class C (10/93)
2009	10.22	.36	(.20)	.16	(.35)	—		(.35)	10.03	1.71
2008	10.41	.35	(.19)	.16	(.35)	—	*	(.35)	10.22	1.64
2007	10.40	.35	.01	.36	(.35)	—		(.35)	10.41	3.52
2006	10.71	.37	(.26)	.11	(.36)	(.06)		(.42)	10.40	1.09
2005	10.36	.38	.36	.74	(.39)	—		(.39)	10.71	7.23
Class I (2/97)(f)
2009	10.25	.43	(.21)	.22	(.42)	—		(.42)	10.05	2.36
2008	10.43	.42	(.17)	.25	(.43)	—	*	(.43)	10.25	2.51
2007	10.42	.43	.01	.44	(.43)	—		(.43)	10.43	4.28
2006	10.74	.45	(.27)	.18	(.44)	(.06)		(.50)	10.42	1.74
2005	10.38	.46	.37	.83	(.47)	—		(.47)	10.74	8.11

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$151,627.87%		.81%	4.20%	.87%	.81%	4.20%	.87%	.81%	4.21%	17%
165,855.91		.80	3.90	.91	.80	3.90	.90	.79	3.91	14
186,198.93		.82	3.86	.93	.82	3.86	.90	.79	3.88	6
174,009.85		.85	3.98	.85	.85	3.98	.84	.84	3.99	15
174,515.85		.85	4.17	.85	.85	4.17	.84	.84	4.18	18

7,365	1.62	1.56	3.45	1.62	1.56	3.45	1.62	1.56	3.46	17
10,482	1.66	1.55	3.15	1.66	1.55	3.15	1.65	1.54	3.16	14
13,917	1.68	1.57	3.12	1.68	1.57	3.12	1.66	1.55	3.14	6
18,506	1.60	1.60	3.23	1.60	1.60	3.23	1.59	1.59	3.24	15
21,146	1.60	1.60	3.42	1.60	1.60	3.42	1.59	1.59	3.43	18

37,953	1.42	1.36	3.66	1.42	1.36	3.66	1.42	1.36	3.66	17
34,090	1.46	1.35	3.35	1.46	1.35	3.35	1.45	1.34	3.36	14
30,869	1.48	1.37	3.31	1.48	1.37	3.31	1.45	1.34	3.34	6
30,493	1.40	1.40	3.43	1.40	1.40	3.43	1.39	1.39	3.44	15
27,698	1.40	1.40	3.62	1.40	1.40	3.62	1.39	1.39	3.62	18

173,940.67		.61	4.40	.67	.61	4.40	.67	.61	4.41	17
175,832.71		.60	4.10	.71	.60	4.10	.70	.59	4.11	14
96,501.72		.61	4.05	.72	.61	4.05	.69	.58	4.07	6
13,611.65		.65	4.16	.65	.65	4.16	.64	.64	4.17	15
3,191.65		.65	4.36	.65	.65	4.36	.64	.64	4.37	18

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TENNESSEE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (11/87)
2009	$11.12	$.46	$(.15)	$.31	$(.45)	$(.07)	$(.52)	$10.91	3.06%
2008	11.27	.45	(.09)	.36	(.45)	(.06)	(.51)	11.12	3.32
2007	11.25	.46	.01	.47	(.45)	—	(.45)	11.27	4.22
2006	11.53	.46	(.26)	.20	(.46)	(.02)	(.48)	11.25	1.78
2005	11.15	.48	.41	.89	(.49)	(.02)	(.51)	11.53	8.18
Class B (2/97)
2009	11.13	.38	(.16)	.22	(.37)	(.07)	(.44)	10.91	2.21
2008	11.28	.37	(.09)	.28	(.37)	(.06)	(.43)	11.13	2.55
2007	11.26	.37	.02	.39	(.37)	—	(.37)	11.28	3.45
2006	11.54	.38	(.27)	.11	(.37)	(.02)	(.39)	11.26	1.04
2005	11.16	.40	.41	.81	(.41)	(.02)	(.43)	11.54	7.38
Class C (10/93)
2009	11.11	.40	(.15)	.25	(.39)	(.07)	(.46)	10.90	2.49
2008	11.26	.39	(.09)	.30	(.39)	(.06)	(.45)	11.11	2.77
2007	11.25	.40	— *	.40	(.39)	—	(.39)	11.26	3.58
2006	11.53	.40	(.26)	.14	(.40)	(.02)	(.42)	11.25	1.25
2005	11.15	.42	.41	.83	(.43)	(.02)	(.45)	11.53	7.61
Class I (2/97)(f)
2009	11.11	.48	(.14)	.34	(.48)	(.07)	(.55)	10.90	3.29
2008	11.27	.47	(.09)	.38	(.48)	(.06)	(.54)	11.11	3.45
2007	11.25	.48	.01	.49	(.47)	—	(.47)	11.27	4.44
2006	11.53	.49	(.27)	.22	(.48)	(.02)	(.50)	11.25	2.00
2005	11.15	.51	.41	.92	(.52)	(.02)	(.54)	11.53	8.39

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$277,228.83%		.83%	4.30%	.83%	.83%	4.30%	.82%	.82%	4.30%	9%
269,628.88		.83	4.02	.88	.83	4.02	.87	.82	4.03	24
266,017.85		.82	4.03	.85	.82	4.03	.85	.82	4.04	10
269,761.83		.83	4.07	.83	.83	4.07	.82	.82	4.08	10
276,606.83		.83	4.24	.83	.83	4.24	.83	.83	4.25	9

7,443	1.57	1.57	3.54	1.57	1.57	3.54	1.57	1.57	3.55	9
10,494	1.63	1.58	3.27	1.63	1.58	3.27	1.62	1.57	3.28	24
13,067	1.60	1.57	3.28	1.60	1.57	3.28	1.60	1.57	3.28	10
18,026	1.58	1.58	3.32	1.58	1.58	3.32	1.57	1.57	3.33	10
20,966	1.58	1.58	3.50	1.58	1.58	3.50	1.58	1.58	3.50	9

53,849	1.38	1.38	3.74	1.38	1.38	3.74	1.37	1.37	3.75	9
50,877	1.43	1.38	3.47	1.43	1.38	3.47	1.42	1.37	3.48	24
49,208	1.40	1.37	3.48	1.40	1.37	3.48	1.40	1.37	3.49	10
47,518	1.38	1.38	3.52	1.38	1.38	3.52	1.37	1.37	3.53	10
44,782	1.38	1.38	3.69	1.38	1.38	3.69	1.38	1.38	3.70	9

4,958.63		.63	4.50	.63	.63	4.50	.62	.62	4.50	9
3,534.68		.63	4.22	.68	.63	4.22	.67	.62	4.23	24
2,984.65		.62	4.23	.65	.62	4.23	.65	.62	4.24	10
2,519.63		.63	4.27	.63	.63	4.27	.62	.62	4.28	10
2,395.63		.63	4.44	.63	.63	4.44	.63	.63	4.45	9

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (each a series of the Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2009

64	Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”) which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the Funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Nuveen Investments	65

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Funds managed by NAM in the aggregate ranked by peer group and the performance of such Funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of the Fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues

66	Nuveen Investments

and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for Funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not

Nuveen Investments	67

currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

68	Nuveen Investments

Annual Investment Management Agreement Approval Process (continued)

Notes

Nuveen Investments	69

Notes

70	Nuveen Investments

Notes

Nuveen Investments	71

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

72	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	73

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

74	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	75

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

76	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	77

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS5-0509D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	12,451	0	550	0
Louisiana Municipal Bond Fund	9,385	0	550	0
North Carolina Municipal Bond Fund	17,127	0	550	0
Tennessee Municipal Bond Fund	16,234	0	550	0

Total	$55,197	$0	$2,200	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0
Tennessee Municipal Bond Fund	0	0	0	0

Fiscal Year Ended May 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	12,540	0	1,413	0
Louisiana Municipal Bond Fund	9,380	0	892	0
North Carolina Municipal Bond Fund	15,945	0	1,851	0
Tennessee Municipal Bond Fund	15,032	0	1,898	0

Total	$52,897	$0	$6,054	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0
Tennessee Municipal Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	550	0	0	550
Louisiana Municipal Bond Fund	550	0	0	550
North Carolina Municipal Bond Fund	550	0	0	550
Tennessee Municipal Bond Fund	550	0	0	550

Total	$2,200	$0	$0	$2,200

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	1,413	0	0	1,413
Louisiana Municipal Bond Fund	892	0	0	892
North Carolina Municipal Bond Fund	1,851	0	0	1,851
Tennessee Municipal Bond Fund	1,898	0	0	1,898

Total	$6,054	$0	$0	$6,054

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 6, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 6, 2009